Exhibit 10.2

Amendment to Technology Transfer Agreement

This Amendment to Technology Transfer Agreement (this “Amendment”) between Qualigen, Inc. (“Qualigen”), a legal entity incorporated in Delaware, USA, with its offices at 2042 Corte del Nogal, Suite B, Carlsbad, California 92011, USA; and Yi Xin Zhen Duan Jishu (Suzhou) Ltd. (翊新诊断技术（苏州）有限公司) (“Licensee”), a legal entity registered in Room 301, 302, Building 9, No. 188 Fu Chung Jiang Lu, Suzhou High Technology Zone, Suzhou,（中国苏州富春江路188号9号楼301，302室）, the People’s Republic of China (individually “Party” and together “Parties”), is effective as of August 5, 2021. This Amendment amends the Technology Transfer Agreement between Qualigen and Licensee dated as of October 7, 2020 (the “Agreement”).

The Parties agree as follows:

1.	Section 2.14 of the Agreement is hereby amended to read in full as follows:

“Sekisui Termination Date” means March 31, 2022.

2.	Except as expressly set forth in this Amendment, the Agreement remains unchanged in full force and effect.

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to Technology Transfer Agreement to be executed by its duly authorized representative at the date first set forth above.

Qualigen, Inc.

By:	/s/ Michael. S. Poirier
Name:	Michael S. Poirier
Title:	President & CEO

Yi Xin Zhen Duan Jishu (Suzhou) Ltd. (翊新诊断技术（苏州）有限公司)

By:	/s/ Peng Zhou
Name:
Title: